SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the registrant [x]
Filed by a party other than the registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement     [ ]  Confidential, for use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2))
[x] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material pursuant to Rule 14a-11(c) or Rule 14a-12

                             Norwood Financial Corp.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
  [x]    No fee required.
  [      ] Fee computed on table below per Exchange  Act Rules  14a-6(i)(4)  and
         0-11.

         (1) Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------

         (2) Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined.)
--------------------------------------------------------------------------------

         (4) Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------

         (5)  Total fee paid:
--------------------------------------------------------------------------------

  [ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------

  [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1) Amount previously paid:
--------------------------------------------------------------------------------

         (2) Form, Schedule or Registration Statement No.:
--------------------------------------------------------------------------------

         (3) Filing Party:
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         (4) Date Filed:
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


                      [Norwood Financial Corp. Letterhead]








March 22, 2001

Dear Stockholder:

         On behalf of the Board of Directors and management of Norwood Financial Corp. (the "Corporation"), I invite you to attend the Annual Meeting of Stockholders of the Corporation to be held at the administrative office of Wayne Bank, 717 Main Street, Honesdale, Pennsylvania on Tuesday, April 24, 2001, at 11:00 a.m., eastern time. The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the Annual Meeting. During the Annual Meeting, we will also report on the operations of the Corporation. Directors and officers of the Corporation, as well as representatives of Beard Miller Company LLP, certified public accountants, will be present to respond to stockholder questions.

         You will be asked to elect three directors. The Board of Directors has approved this proposal and recommends that you vote FOR it.

         Your vote is important, regardless of the number of shares you own. We encourage you to vote by proxy so that your shares will be represented and voted at the meeting even if you cannot attend. All stockholders can vote by written Proxy Card. All stockholders of record and many "street name" stockholders also can vote via touchtone telephone, or via the internet using the instructions on your proxy card. And, of course, you may vote in person at the meeting if you so choose. If you do decide to attend the Annual Meeting and feel for whatever reason that you want to change your vote at that time, you will be able to do so.

                                       Sincerely,


                                       /s/William W. Davis, Jr.
                                       -----------------------------------------
                                       William W. Davis, Jr.
                                       President and Chief Executive Officer

--------------------------------------------------------------------------------
                             NORWOOD FINANCIAL CORP.
                                 717 MAIN STREET
                          HONESDALE, PENNSYLVANIA 18431
                                 (570) 253-1455
--------------------------------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON APRIL 24, 2001
--------------------------------------------------------------------------------

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of Norwood Financial Corp. (the "Corporation"), will be held at the administrative office of Wayne Bank, 717 Main Street, Honesdale, Pennsylvania on April 24, 2001, at 11:00 a.m., eastern time, for the following purposes:

I.       To elect three directors of the Corporation;

all as set forth in the Proxy Statement accompanying this notice, and to transact such other business as may properly come before the Meeting and any adjournments. The Board of Directors is not aware of any other business to come before the Meeting. Stockholders of record at the close of business on March 16, 2001, are the stockholders entitled to vote at the Meeting and any adjournments thereof.

         A copy of the Corporation's Annual Report for the year ended December 31, 2000 is enclosed.

         YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. WE ENCOURAGE YOU TO VOTE BY PROXY SO THAT YOUR SHARES WILL BE REPRESENTED AND VOTED AT THE MEETING EVEN IF YOU CANNOT ATTEND. ALL STOCKHOLDERS CAN VOTE BY WRITTEN PROXY CARD. ALL STOCKHOLDERS OF RECORD AND MANY "STREET NAME" STOCKHOLDERS ALSO CAN VOTE VIA TOUCHTONE TELEPHONE, OR VIA THE INTERNET USING THE INSTRUCTIONS ON YOUR PROXY CARD. AND, OF COURSE, YOU MAY VOTE IN PERSON AT THE MEETING IF YOU SO CHOOSE. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER TO VOTE PERSONALLY AT THE MEETING.

                                              BY ORDER OF THE BOARD OF DIRECTORS


                                              /s/John E. Marshall
                                              ----------------------------------
                                              John E. Marshall
                                              Secretary


Honesdale, Pennsylvania
March 22, 2001

--------------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE CORPORATION THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO INSURE A QUORUM AT THE MEETING. IF YOU ARE VOTING BY WRITTEN PROXY CARD, A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 PROXY STATEMENT
                                       OF
                             NORWOOD FINANCIAL CORP.
                                 717 MAIN STREET
                          HONESDALE, PENNSYLVANIA 18431
                                 (570) 253-1455
--------------------------------------------------------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                                 April 24, 2001
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     GENERAL
--------------------------------------------------------------------------------

         This proxy statement and the accompanying proxy card are being mailed to stockholders of Norwood Financial Corp. (the "Corporation") commencing on or about March 22, 2001 in connection with the solicitation by the Company's Board of Directors of proxies to be used at the annual meeting of stockholders (the "Meeting") to be held at the administration office of Wayne Bank, 717 Main Street, Honesdale, Pennsylvania on Tuesday, April 24, 2001, at 11:00 a.m., eastern time.

         All proxies properly submitted by telephone or via the Internet and all properly executed written proxies that are delivered pursuant to this proxy statement will be voted on all matters that properly come before the Meeting for a vote. If your proxy specifies instructions with respect to matters being voted upon, your shares will be voted in accordance with your instructions. If no instructions are specified, your shares will be voted (a) FOR the election of directors named in Proposal I, and (b) in the discretion of the proxy holders, as to any other matters that may properly come before the Meeting. Your proxy may be revoked at any time prior to being voted by: (i) filing with the Secretary of the Corporation (John E. Marshall, at 717 Main Street, Honesdale, Pennsylvania 18431) written notice of such revocation, (ii) submitting a duly executed proxy bearing a later date, or (iii) attending the Meeting and giving the Secretary notice of your intention to vote in person.

         The telephone and Internet voting procedures are designed to authenticate stockholders' identities, to allow stockholders to vote their shares and to confirm that their instructions have been properly recorded. Specific instructions to be followed by individuals holding registered shares who are interested in voting via telephone or the Internet are set forth on the enclosed proxy card. In many cases, "street name" stockholders may vote via telephone or the Internet by following instructions provided by their broker.

         WHETHER OR NOT YOU ATTEND THE MEETING, YOUR VOTE IS IMPORTANT. ACCORDINGLY, REGARDLESS OF THE NUMBER OF SHARES YOU OWN, YOU ARE ASKED TO VOTE PROMPTLY USING THE TELEPHONE VOTING SYSTEM, ACCESSING THE WORLD WIDE WEB SITE INDICATED ON YOUR PROXY CARD TO VOTE VIA THE INTERNET, OR BY SIGNING AND RETURNING THE ACCOMPANYING PROXY CARD.

--------------------------------------------------------------------------------
                         VOTING STOCK AND VOTE REQUIRED
--------------------------------------------------------------------------------

         The Board of Directors has fixed the close of business on March 16, 2001 as the record date for the determination of stockholders who are entitled to notice of, and to vote at, the Meeting. On the record date, there were 1,743,993 shares of the Corporation common stock outstanding (the "Common Stock"). Each stockholder of record on the record date is entitled to one vote for each share held.

         The presence in person or by proxy of at least a majority of the outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum at the Meeting. With respect to any matter, any shares for which a broker indicates on the proxy that it does not have discretionary authority as to such shares to vote on such matter (the "Broker Non-Votes") will not be considered present for purposes of determining whether a quorum is present. In the event there are not sufficient votes for a quorum or to ratify any proposals at the time of the Meeting, the Meeting may be adjourned in order to permit the further solicitation of proxies.

         As to the election of directors, as set forth in Proposal I, the proxy being provided by the Board of Directors enables a stockholder to vote for the election of the nominees proposed by the Board of Directors, or to withhold authority to vote for the nominees being proposed. Directors are elected by a plurality of votes of the shares present, in person or represented by proxy, at a meeting and entitled to vote in the election of directors. Unless otherwise required by law, all other matters shall be determined by a majority of votes cast affirmatively or negatively without regard to (a) Broker Non-Votes or (b) proxies marked "ABSTAIN" as to that matter.

--------------------------------------------------------------------------------
                                PRINCIPAL HOLDERS
--------------------------------------------------------------------------------

         Persons and groups owning in excess of 5% of the Common Stock are required to file certain reports regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"). The following table sets forth as of the record date, persons or groups who own more than 5% of the Common Stock. Other than as noted below, management knows of no person or group that owns more than 5% of the outstanding shares of Common Stock as of the record date. The ownership of all executive officers and directors of the Corporation as a group is presented under "Proposal I- Election of Directors."


Name and Address                  Amount and Nature of    Percent of Shares of
of Beneficial Owner               Beneficial Ownership  Common Stock Outstanding
-------------------               --------------------  ------------------------

Wayne Bank Trust Department            141,080(1)                8.09%
717 Main Street
Honesdale, Pennsylvania  18431

---------------------
(1) The Wayne Bank Trust Department ("WBTD") is trustee to and has sole voting power for sixteen trust accounts that include among their investments the Common Stock. The share amount does not include an aggregate of 141,656 shares of the Common Stock for which WBTD holds no voting power.

--------------------------------------------------------------------------------
             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
--------------------------------------------------------------------------------

         Section 16(a) of the Securities and Exchange Act of 1934, as amended, requires the Corporation's directors and executive officers to file reports of ownership and changes in ownership of their equity securities of the Corporation with the Securities and Exchange Commission and to furnish the Corporation with copies of such reports. To the best of the Corporation's knowledge, all of the filings by the Corporation's directors and executive officers were made on a timely basis during the 2000 fiscal year. The Corporation is not aware of any beneficial owners of more than ten percent of its Common Stock.

--------------------------------------------------------------------------------
                       PROPOSAL I - ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

Election of Directors

         The Board of Directors currently consists of nine members, each of whom also serves as a director of Wayne Bank (the "Bank"). The Corporation's Articles of Incorporation provides that the Board of Directors must be divided into three classes as nearly equal in number as possible. At each annual meeting of stockholders, each of the successors of the directors whose terms expire at the meeting will be elected to serve for a term of three years expiring at the third annual meeting of stockholders following the annual meeting of stockholders at which the successor director was elected.

         Russell L. Ridd, Harold A. Shook, and Richard L. Snyder have been nominated by the Board of Directors for a term of three years. Messrs. Ridd, Shook, and Snyder currently serve as directors of the Corporation.

         The persons named as proxies in the enclosed proxy card intend to vote for the election of the person listed below, unless the proxy card is marked to indicate that such authorization is expressly withheld. Should any of the nominees withdraw or be unable to serve (which the Board of Directors does not expect) or should any other vacancy occur in the Board of Directors, it is the intention of the persons named in the enclosed proxy card to vote for the election of such person as may be recommended to the Board of Directors by the Nominating Committee of the Board. If there is no substitute nominee, the size of the Board of Directors may be reduced.

         The following table sets forth the names, ages, terms of, and length of board service for the persons nominated for election as directors of the Corporation at the Meeting and each other director of the Corporation who will continue to serve as director after the Meeting. Beneficial ownership of named executive officers and directors of the Corporation as a group, is also set forth below.

                                                                                   COMMON STOCK
                                                 YEAR FIRST            CURRENT     BENEFICIALLY                PERCENT
                                                 ELECTED OR             TERM        OWNED AS OF            OF CLASS
NAME                             AGE(1)         APPOINTED(2)           EXPIRES    MARCH 16, 2001(3)               (%)
----                            -------     ---------------------  -------------- ------------------------  ---------
                                        BOARD NOMINEES FOR TERMS TO EXPIRE IN 2004
Russell L. Ridd                    71               1980                2001          52,498(4)                 3.0
Harold A. Shook                    62               1988                2001           4,697(4)                  --(6)
Richard L. Snyder                  60               2000                2001           1,000                     --(6)
                                              DIRECTORS CONTINUING IN OFFICE
Daniel J. O'Neill                  63               1985                2002           3,069                     --(6)
Dr. Kenneth A. Phillips            50               1988                2002           1,812                     --(6)
Gary P. Rickard                    59               1978                2002          12,810                     --(6)
Charles E. Case                    66               1970                2003          46,460                    2.7
William W. Davis, Jr.              56               1996                2003          29,395                    1.7
John E. Marshall                   63               1983                2003          17,940(4)                 1.0
                                      NAMED EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS
Lewis J. Critelli                  41                                                 17,246                    1.0
Edward C. Kasper                   53                                                 16,506                     --(6)
All Executive Officers and
  Directors as a Group
  (11 persons)                                                                       203,433(5)                11.3


-------------------------
(footnotes on next page)

--------------------------------
(1)  As of December 31, 2000.
(2) Refers to the year the individual first became a director of the Corporation or the Bank.
(3) Unless otherwise noted, the directors, executive officers and group named in the table have sole or shared voting power or investment power with respect to the shares listed in the table. The share amounts include shares of Common Stock that the following persons may acquire through the exercise of stock options within 60 days of the record date: Russsell L. Ridd - 500, Harold A. Shook - 500, Daniel J. O'Neill - 500, Dr. Kenneth A. Phillips - 500, Gary P. Rickard - 500, Charles E. Case - 500, William W. Davis, Jr. - 19,000, John E. Marshall - 500, Lewis J. Critelli - 14,740, and Edward C. Kasper - 12,240.
(4) Excludes 69,606 unallocated shares of Common Stock held under the Wayne Bank Employee Stock Ownership Plan ("ESOP") for which such individuals serve as the ESOP trustees. Such shares are voted by the ESOP trustee in a manner proportionate to the voting directions of the allocated shares received by the ESOP participants, subject to the fiduciary duty of the trustees. Beneficial ownership is disclaimed with respect to such ESOP shares held in a fiduciary capacity.
(5) Includes options to purchase 49,480 shares of Common Stock within 60 days of the record date.
(6)  Less than 1% of the Common Stock outstanding.

Biographical Information

         The principal occupation during the past five years of each director, nominee for director, and executive officer of the Corporation is set forth below. Unless otherwise stated, all directors, nominees, and executive officers have held their present positions for five years.

Nominees for Director:

         Russell L. Ridd is Chairman of the Board. Mr. Ridd retired as the President and Chief Executive Officer of the Bank in May 1993.

         Harold  A.  Shook  is  president  of  Shooky's  Distributors,   Hawley,
Pennsylvania, a food and beverage distributor.

         Richard L. Snyder is a retired executive and certified public accountant. He served in a number of executive positions with Pricewaterhouse Coopers LLP, Bell Equipment/Alcom Combustion Company, and most recently with Phillip Morris Companies, Inc.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ELECTION OF THE ABOVE NOMINEES FOR DIRECTORS.

Continuing Directors:

         Daniel J. O'Neill is the retired Superintendent of the Wayne Highlands School District, Honesdale, Pennsylvania.

         Dr. Kenneth A. Phillips is an optometrist in Waymart, Pennsylvania.

         Gary  P.  Rickard  is  a  partner  of  Clearfield   Farms,   Honesdale,
Pennsylvania, a dairy farm.

         Charles E. Case is Vice President at CR Case and Sons, Inc., Honesdale, Pennsylvania, an automotive/tire services store.

         William W. Davis, Jr. became President and Chief Executive Officer of the Corporation and the Bank on August 26, 1996. Previous to his appointment with the Corporation and the Bank, Mr. Davis served as senior vice president and area executive of Corestates Bank N.A., Scranton, Pennsylvania.

         John E. Marshall is president of Marshall Machinery Inc., Honesdale, Pennsylvania, a farm equipment and sales company.

Named Executive Officers Who Are Not Directors:

         Lewis J. Critelli, 41, has been Executive Vice President and Chief Financial Officer of the Corporation and the Bank since December 8. 1998. Prior to such date, Mr. Critelli has served in a variety of capacities with the Corporation and the Bank.

         Edward C. Kasper, 53, has been Senior Vice President of the Corporation and the Bank since December 9, 1997. Prior to such date, Mr. Kasper has served in a variety of capacities with the Corporation and the Bank.

Certain Other Executive Officers:

         John H. Sanders, 43, has been Senior Vice President of the Corporation and Senior Vice President and head of Retail Banking for the Bank since December 1997. Prior to such date, Mr. Sanders served as Vice President of the Bank.

         Joseph A. Kneller, 54, has been Senior Vice President of the Corporation and Senior Vice President - Information Systems of the Bank since December 1998. Prior to such date, Mr. Kneller served as Vice President of the Bank from July 1997 to his present appointment with the Corporation and Bank. Prior to July 1997, Mr. Kneller was Senior Vice President of Operations for Farmers & Merchants Bank & Trust, Hagerstown, Maryland.

Meetings and Committees of the Board of Directors

         The Board of Directors of the Corporation conducts its business through meetings of the Board and through activities of its committees. All committees act for both the Corporation and the Bank. During the fiscal year ended December 31, 2000, the Board of Directors of the Corporation held six regular meetings and no special meetings and the Board of Directors of the Bank held 12 regular meetings and no special meetings. No director attended fewer than 75% of the total meetings of the Boards of Directors of the Corporation and the Bank and committees on which such director served during the fiscal year ended December 31, 2000.

         The Corporation's nominating committee consists of Directors Ridd, Marshall and Shook. The Committee presents its recommendation of nominees to the full Board of Directors. Nomination to the Board of Directors made by stockholders must be made in writing to the Secretary of the Corporation and received by the Corporation not less than 60 days prior to the anniversary date of the immediately preceding annual meeting of stockholders of the Corporation. Notice to the Corporation of such nominations must include certain information required pursuant to the Corporation's Articles of Incorporation. This standing committee met twice during the 2000 fiscal year.

         The Compensation Committee consists of Directors Ridd, Marshall and Shook. This standing committee met twice during the fiscal year ended December 31, 2000 to review the compensation of the chief executive officer and other executive officers.

         The Board of Directors has determined that each of the members of the Audit Committee satisfy the requirements of the Nasdaq as to independence, financial literacy and experience. The responsibility of the Audit Committee are set forth in the charter of the Audit Committee, attached as an Appendix to this proxy statement. The Audit Committee is a standing committee and, among other matters, is responsible for developing and maintaining the Corporation's audit program. The Audit Committee also meets with the Corporation's independent auditors, Beard Miller Company LLP, to discuss the results of the annual audit and any related matters. At December 31, 2000, total audit fees (which includes fees for quarterly review services) were approximately $45,500. Additionally, fees for other services totalled $40,800. All such services were performed by Beard Miller Company LLP.

         In addition to regularly scheduled meetings, the Audit Committee is available either as a group or individually to discuss any matters that might affect the financial statements, internal controls or other financial aspects of the operations of the Corporation. The Audit Committee met four times during the fiscal year ended December 31, 2000.

Audit Committee Report

         Review of Audited Financial Statements with Management.

         The Audit Committee reviewed and discussed the audited financial statement with the management of the Corporation.

         Review of Financial Statements and Other Matters with Independent Auditors.

         The Audit Committee discussed with the independent auditors the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU Section 380), as may be modified or supplemented. The Audit
Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 (Independence Standards Board No. 1, Independence Discussions with Audit Committees), as may be modified or supplemented, and has discussed with the independent auditors the independent auditor's independence.

         Recommendation that Financial Statements be Included in Annual Report.

         Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Corporation's Annual Report on Form 10-K for the last fiscal year for filing with the Securities and Exchange Commission.

         Audit Committee:

                  Richard L. Snyder - Chairman
                  Harold A. Shook
                  Dr. Kenneth A. Phillips
                  Charles E. Case
                  John E. Marshall

--------------------------------------------------------------------------------
                   DIRECTOR AND EXECUTIVE OFFICER COMPENSATION
--------------------------------------------------------------------------------

Director Compensation

         The Corporation does not presently compensate its directors. Each director of the Corporation is also a director of the Bank and receives fees accordingly. Mr. William W. Davis, Jr., President and Chief

Executive Officer of the Corporation and the Bank, does not receive board or committee fees for his participation thereon. Each non-employee member of the Board of Directors receives a retainer of $1,250 per month. In addition, fees are paid for various committee meetings as follows: Trust Committee ($300); Audit Committee ($300); Compensation Committee ($300). For the fiscal year ended December 31, 2000, fees paid to all directors totaled approximately $147,000, all of which were paid by the Bank.

         Under the terms of the 1999 Directors stock compensation plan, options to purchase 500 shares of Common Stock were granted to each non-employee director on December 13, 2000. The options granted to the non-employee directors are exercisable one year from the date of grant. A total of 17,600 shares of Common Stock were reserved under the Plan with 7,500 total options granted as of December 31, 2000.

Executive Compensation

         Summary Compensation Table. The following table sets forth the cash and non-cash compensation awarded to or earned, for services rendered by the named executive officers of the Corporation for each of the three years ended December 31, 2000. No other executive officer of the Corporation had a combined salary and bonus that exceeded $100,000.

                                                                          Long Term
                                              Annual                    Compensation
                                          Compensation(1)                  Awards
                                       ------------------------     ---------------------
Name and Principal                                                  Securities Underlying      All Other
Position                   Year         Salary          Bonus         Options/SARs(#)(2)      Compensation
------------------------   ----        --------        -------      ---------------------     ------------
William W. Davis, Jr.      2000        $181,039        $45,000               3,000            $ 71,278(3)(4)(5)
President and Chief        1999         175,783         35,000               3,000              40,747
  Executive Officer        1998         150,000         30,000               4,000              28,763

Lewis J. Critelli          2000         121,154         30,000               2,000            $ 28,588 (3)(4)(5)
Executive Vice President   1999         113,862         28,500               2,000              21,380
  and Chief Financial      1998         100,000         20,000               3,000              19,175
  Officer

Edward C. Kasper           2000          95,913         15,000               1,500            $ 31,812 (3)(4)(5)
Senior Vice President      1999          95,465         12,000               1,500              20,342
                           1998          90,000          6,000               2,500              17,258

--------------------
(1) All compensation was paid by the Bank. For perquisites and other personal benefits, aggregate value does not exceed the lesser of $50,000 or 10% of the named executive officer's total salary and bonuses for the year. For the periods presented, there were no (a) payments of earnings with respect to long-term incentive plans prior to settlement or maturity; (b) tax payment reimbursements; (c) preferential discounts on stock, or (d) earnings deferred at the election of the officer.
(2)  Represents awards under Stock Option Plan. See " -- Stock Awards."
(3) Includes matching and discretionary contributions of $9,600 allocated to the account of Mr. Davis, $8,400 allocated to the account of Mr. Critelli, and $5,700 allocated to the account of Mr. Kasper by the Bank under its 401(k) Plan during 2000.
(4) Includes 904 shares of Common Stock allocated to Mr. Davis, 603 shares of Common Stock allocated to Mr. Critelli, and 477 shares of Common Stock allocated to Mr. Kasper during 2000, pursuant to the ESOP and based upon an average cost of $16.59 on December 31, 2000. At December 31, 2000, the market value of such shares was $17.25 a share.
(5) Includes accruals during 2000 under salary continuation plans of $46,681, $10,184 and $18,199 for Messrs. Davis, Critelli and Kasper, respectively.

Other Benefits

         Employment Agreements. The Corporation and the Bank entered into five-year employment agreements with Messrs. Davis and Critelli. Under the Agreements, Mr. Davis' and Mr. Critelli's employment may be terminated by the Corporation or the Bank for "just cause" as defined in the Agreement. If the Corporation or the Bank terminated Messrs. Davis and Critelli without just cause, Messrs. Davis and Critelli would be entitled to a continuation of their salaries for the remaining term of the Agreement with a minimum of one year from the date of termination as well as the continuation of other benefits. In the event there is an involuntary termination of employment in connection with any change in control of the Corporation or the Bank during the term of the Agreement, Messrs. Davis and Critelli will be paid in a lump sum an amount equal to 2.99 times the five year average of his annual compensation. In the event of a change in control of the Corporation or Bank at December 31, 2000, Messrs. Davis and Critelli would currently be entitled to an aggregate lump-sum payment of approximately $484,000 and $318,000, respectively.

         Salary Continuation Plan. The Bank entered into salary continuation agreements with Messrs. Davis, Critelli and Kasper (the "Executives"). The agreements provide that upon termination of employment on or after reaching the age of 62, the Executives will be entitled to maximum annual retirement benefits equal to $46,000, $61,000 and $29,000, respectively, payable for 15 years. These amounts are adjusted for early retirement. The Executives are entitled to full payment at age 62 under a change in control of the Corporation. The Executives are not entitled to such benefits in the event they voluntarily leave the Corporation or are terminated for cause. The plan, which also includes two other executive officers, is funded by the purchase of a $3.0 million life insurance policy with the Bank as the beneficiary. For the year ended December 31, 2000, Messrs. Davis, Critelli, and Kasper had accrued salary continuation plan benefits of approximately $59,000, $13,000, and $23,000, respectively, and such benefits were vested for such Executives.

         Severance Agreement. The Bank entered into a change-in-control severance agreement with Mr. Kasper. The severance agreement has a term of three years, renewable annually, and severance protection upon a termination of employment following a change in control of the Bank, with such payment equaling two times the current annual compensation of Mr. Kasper. In the event of a change of control at December 31, 2000, Mr. Kasper would have been entitled to a lump sum payment of approximately $190,000.

Compensation Committee Interlocks and Insider Participation

         The Compensation Committee consisted of Directors Ridd, Marshall and Shook at December 31, 2000. No member of the Committee is, or was during 2000, an executive officer of another company whose board of directors has a comparable committee on which one of the Company's executive officers serves. None of the executive officers of the Company is, or was during 2000, a member of a comparable compensation committee of a company of which any of the directors of the Company is an executive officer.

2000 Report of the Compensation Committee

         The Compensation Committee of the Corporation is responsible for the administration of the compensation program of the President and Chief Executive Officer, Executive Vice President and Chief Financial Officer and all other Executive Officers. The Committee is entirely composed of the Board of Directors of the Corporation. The Committee has access to various surveys of executive compensation packages of banks of similar size and complexity. The Compensation package for executive officers consists of base salary, annual cash bonus and incentive stock options and is structured so as to provide a competitive package that allows the Corporation to retain key executives.

         The Committee determines executive base salaries by level of responsibility, individual contribution to the Corporation and the Corporation performance including overall profitability, core growth in loans and deposits and loan quality issues. The Chief Executive Officer makes recommendations to the Committee concerning base salary of other executive officers after reviewing the individual's performance as well as the Corporation's performance. Using a similar process, the Committee makes recommendations to the Board of Directors regarding the President and Chief Executive Officer base salary.

         During the year ended December 31, 2000, William W. Davis, Jr., President and Chief Executive Officer received an increase in his base salary from $170,000 to $180,000 due to his continued leadership in the management of the Corporation and the Bank. Additionally, Mr. Davis was awarded stock options under the Stock Option Plan. In making its compensation determinations, the Committee considers the annual compensation paid to presidents and chief executive officers of publicly owned financial institutions nationally, in the State of Pennsylvania and surrounding Northeastern states with assets of between $250 million and $500 million and the job performance of such individual as determined by the Committee or the Board of Directors.

         The Compensation Committee:

                  John E. Marshall
                  Russell L. Ridd - Chairman
                  Harold A. Shook

         Stock Awards. The following table sets forth information with respect to previously awarded stock options to purchase the Common Stock granted in fiscal 2000 to the named executive officers and held by them as of December 31, 2000. The Corporation has not granted to the named executive officers any stock appreciation rights.

                      OPTION/SAR GRANTS IN LAST FISCAL YEAR
                               (Individual Grants)

--------------------------------------------------------------------------------------------------------------------------
                                               Percent of                                          Potential Realizable
                              Number of      Total Options/                                          Value at Assumed
                             Securities       SARs Granted                                         Annual Rate of Stock
                             Underlying       to Employees     Exercise or                        Price Appreciation for
          Name               Option/SARs       in Fiscal        Base Price                            Option Term(1)
                             Granted (#)          Year            ($/Sh)       Expiration Date       5%($)       10%($)
--------------------------------------------------------------------------------------------------------------------------

William W. Davis, Jr.           3,000             25.0%          16.3125          12/13/10          35,358       85,289
Lewis J. Critelli               2,000             16.7%          16.3125          12/13/10          23,572       56,859
Edward C. Kasper                1,500             12.5%          16.3125          12/13/10          17,679       42,644

------------------
(1) The amounts represent certain assumed rates of appreciation only over a ten-year period. Actual gains, if any, on stock option exercises and Common Stock holdings are dependent on the future performance of the Common Stock and overall stock market conditions. There can be no assurance that the amounts reflected in the table will be achieved. The values in the table are based upon the exercise price of $16.3125 and the closing price of $17.25 at December 31, 2000.


                                AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END
                                                       OPTION/SAR VALUES
-------------------------------------------------------------------------------------------------------------------------------
                                                                       Number of Securities
                                                                      Underlying Unexercised             Value of Unexercised
                                 Shares                                    Options/SARs               in-the-Money Options/SARs
                               Acquired on           Value              at Fiscal Year-End                at Fiscal Year-End
                                Exercise            Realized                    (#)                              ($)
           Name                    (#)                ($)            Exercisable/Unexercisable        Exercisable/Unexercisable
-------------------------------------------------------------------------------------------------------------------------------
William W. Davis, Jr.              --                  --                 19,000 / 3,000                  5,622 / 2,813(1)
Lewis J. Critelli                  --                  --                 14,740 / 2,000                  4,575 / 1,875(2)
Edward C. Kasper                   --                  --                 12,240 / 1,500                  4,095 / 1,406(3)

----------------
(1) Based upon an exercise price per share of $16.438 for 6,000 options; $17.125 for 6,000 options; $24.00 for 3,000 options; $22.25 for 3,000 options; and $16.3125 for 3,000 options. Also based on a closing stock price of $17.25 per share as of December 31, 2000.
(2) Based upon an exercise price per share of $16.54 for 5,740 options; $17.125 for 4,000 options; $24.00 for 3,000 options; $22.25 for 2,000 options; and $16.3125 for 2,000 options. Also based on closing stock price of $17.25 per share as of December 31, 2000.
(3) Based upon an exercise price of $16.54 for 5,240 options; $17.125 for 3,000 options; $24.00 for 2,500 options; $22.25 for 1,500 options; and $16.3125 for 1,500 options. Also based on a closing stock price of $17.25 per shares as of December 31, 2000.

--------------------------------------------------------------------------------
                                PERFORMANCE GRAPH
--------------------------------------------------------------------------------

         Set forth below is a stock performance graph comparing the cumulative total shareholder return on the Common Stock with (a) the cumulative total stockholder return on stocks included in the Nasdaq Stock Market index and (b) the cumulative total stockholder return on stocks included in the Nasdaq Bank index, as prepared for Nasdaq by the Center for Research in Securities Prices ("CRSP") at the University of Chicago. All three investment comparisons assume the investment of $1,000 as of the close of June 28, 1996, (the date on which the Corporation became subject to the Securities Exchange Act of 1934, as amended). All of these cumulative total returns are computed assuming the reinvestment of dividends. The graph provides comparisons at June 28, 1996 and each fiscal year through December 31, 2000.


                               [GRAPHIC OMITTED]


--------------------
(plotting points next page)


------------------------------  --------------  -------------- --------------  --------------  --------------  --------------
                                    6/28/96($)     12/31/96($)    12/31/97($)     12/31/98($)     12/31/99($)     12/31/00($)
------------------------------  --------------  -------------- --------------  --------------  --------------  --------------
CRSP Nasdaq U.S. Index               1,000            1,088          1,331           1,879           3,488           2,099
------------------------------  --------------  -------------- --------------  --------------  --------------  --------------
CRSP Nasdaq Bank Index               1,000            1,250          2,092           2,079           1,998           2,282
------------------------------  --------------  -------------- --------------  --------------  --------------  --------------
Norwood Financial Corp.              1,000              990          1,305           1,426           1,365           1,177
------------------------------  --------------  -------------- --------------  --------------  --------------  --------------

         There can be no assurance that the Corporation's future stock performance will be the same or similar to the historical performance shown in the above graph. The Corporation neither makes nor endorses any predictions as to stock performance.

--------------------------------------------------------------------------------
                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
--------------------------------------------------------------------------------

         Certain directors and executive officers of the Bank, their families and their affiliates are customers of the Bank. Any transactions with such parties including loans and commitments are made on substantially the same terms and conditions, including interest rate and collateral, as those of comparable transactions prevailing at the time with other persons, and do not include more than the normal risk of collectibility or present other unfavorable features.

--------------------------------------------------------------------------------
                   INDEPENDENT PUBLIC ACCOUNTANTS INFORMATION
--------------------------------------------------------------------------------

         Beard Miller Company LLP was the Corporation's independent public accountants for the 2000 fiscal year. The Board of Directors has renewed the Company's arrangement with Beard Miller Company LLP for the year ended December 31, 2001. A representative of Beard Miller Company LLP is expected to be present at the meeting, will have the opportunity to make a statement if he or she so desires and is expected to be available to respond to appropriate questions.

--------------------------------------------------------------------------------
                    2002 ANNUAL MEETING STOCKHOLDER PROPOSALS
--------------------------------------------------------------------------------

         In order to be considered for inclusion in the Corporation's proxy statement for the annual meeting of stockholders to be held in 2002, all stockholder proposals must be submitted to the Secretary at the Corporation's office, 717 Main Street, Honesdale, Pennsylvania 18431, on or before November 21, 2001. Under the Articles of Incorporation, in order to be considered for possible action by stockholders at the 2002 annual meeting of stockholders, stockholder nominations for director and stockholder proposals not included in the Corporation's proxy statement must be submitted to the Secretary of the Corporation, at the address set forth above, no later than February 22, 2002.

--------------------------------------------------------------------------------
                                  OTHER MATTERS
--------------------------------------------------------------------------------

         The Board of Directors does not know of any other matters that are likely to be brought before the Meeting. If any other matters, not now known, properly come before the Meeting or any adjournments, the persons named in the enclosed proxy card, or their substitutes, will vote the proxy in accordance with their judgment on such matters.

         The cost of soliciting proxies will be borne by the Corporation. The Corporation will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers, and regular employees of the Corporation may solicit proxies personally or by telegraph or telephone without additional compensation.

--------------------------------------------------------------------------------
                                    FORM 10-K
--------------------------------------------------------------------------------

         A COPY OF THE CORPORATION'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2000 WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO THE SECRETARY, NORWOOD FINANCIAL CORP., 717 MAIN STREET, HONESDALE, PENNSYLVANIA 18431.

                                         BY ORDER OF THE BOARD OF DIRECTORS


                                         /s/John E. Marshall
                                         ---------------------------------------
                                         John E. Marshall
                                         Secretary


Honesdale, Pennsylvania
March 22, 2001

                                                                        Appendix

                             NORWOOD FINANCIAL CORP.
                             AUDIT COMMITTEE CHARTER


         The Board of Directors shall elect the Audit Committee at the annual reorganization meeting of the Corporation. In accordance with the By-laws of the Corporation, the Audit Committee is established as a subcommittee reporting periodically to the Board of Directors. The Audit Committee shall be composed of no less than three directors who are independent of management of the Corporation as outlined by the Securities and Exchange Committee (SEC) and NASDAQ and are free of any relationship that, in the opinion of the Board, would interfere with their exercise of judgment as a committee member. At least one member will have had past employment experience or other comparable experience or background in the field of financial management.

         The Audit Committee shall provide assistance to the Board in fulfilling their responsibilities to the shareholders. Principally, these responsibilities entail assessing the effectiveness of the internal control system over financial reporting, reviewing adherence to policies/procedures and assuring the safeguarding of all corporate assets. In so doing, it is the responsibility of the Audit Committee to maintain open lines of communications between the Board of Directors, external auditors, internal auditors and the senior management of the Corporation. Both the internal auditors and external auditors are authorized to communicate directly with the Committee if necessary.

         In carrying out these responsibilities, the Audit Committee will:

         1.  Review  and  recommend  to the Board the  external  auditors  to be
selected  to  conduct  the  annual  audit  of  the  financial   records  of  the
Corporation. Review audit and consulting fees of the external auditors.

         2. Meet with the external auditors and financial management of the Corporation to review the scope of the annual audit for the current year and at the conclusion thereof, review such audit findings. This review will include both the external auditors recommendations and the related management response.

         3. Review with the external auditors and corporate management the adequacy and effectiveness of the internal financial and accounting controls of the Corporation and elicit any recommendations that they may have for the improvement of such control procedures. Particular attention should be given to the adequacy of such controls to expose any payments, transactions or other procedures which might be deemed illegal or otherwise improper. Further, the Audit Committee should periodically review Corporate policy statements in terms of their adequately representing the company's Code of Conduct and Business Ethics Policy.

         4. Review and disclose the required information in the annual proxy statement as outlined by the SEC.

         5. Review and recommend to the Board the appointment of a competent outsourcing vendor for internal audit services and/or in-house staff.

         6. Review and approve the Internal Audit Department's proposed audit schedule for the coming year and the coordination of such programs with the external auditors' year-end requirements. Particular attention should be given to maintaining the best effective balance between external and internal auditing resources.

         7. Monitor the activities of the Internal Audit Department and ensure that the Internal Audit Department adequately discharges responsibilities for the examination, review and reporting to the Audit Committee that:

          a) Internal accounting and financial controls of the various areas are adequate and efficient and can be relied upon to produce accurate financial information.

          b)   Internal  controls   adequately   safeguard  the  assets  of  the
               Corporation.

          c) Financial records of the operational areas are complete and accurate and are in conformity with corporate policy, generally accepted accounting principles and requirements of the various regulatory bodies.

          d) Operational areas are in compliance with FDIC, FRB and all other Federal and State laws and regulations.

          e) Control over the development, maintenance and operation of EDP systems are sufficient to ensure the accuracy, security and completeness of data processing results.

         8. Prior to each periodic meeting, the Audit Committee will be provided a report prepared by Internal Audit, which outlines the findings of all audit engagements completed during the period.

         9. Review all reports on examinations made by the various regulatory agencies and evaluate management's responses to them.

         10. Minutes of the Audit Committee meetings shall be submitted to the Board of Directors at the next regular Board meeting.

         The foregoing list of functions is not intended to limit the Committee in fulfilling its responsibilities, but rather is intended to provide an overview of the principal duties to be performed by the Committee.

         In performance of its duties, the Committee shall meet at least 4 times per year and have full use of the Bank's internal audit resources and engage if necessary, at the Bank's expense, independent counsel to advise the Committee in discharging its duties.

APPENDIX I

--------------------------------------------------------------------------------
                                 TO VOTE BY MAIL
--------------------------------                 -------------------------------

To vote by mail, complete both sides, sign and date the proxy card below. Detach the card below and return it in the envelope provided.

                              TO VOTE BY TELEPHONE
-----------------------------                       ----------------------------

Your telephone vote is quick, confidential and immediate. Just follow these easy steps:
1.   Read the accompanying Proxy Statement.
2. Using a Touch-Tone telephone, call toll Free 1.800.565.8140 and follow the instructions.
3. When asked for your Voter Control Number, enter the number printed just above your name on the front of the proxy card below.
Please note that all votes cast by telephone must be submitted prior to midnight Central Time, April 22, 2001. Your Telephone vote authorizes the named parties to vote your shares to the same extent as if you marked, signed, dated and returned the proxy card.

     If You Vote By TELEPHONE, Please Do Not Return York Proxy Card By Mail.

                               TO VOTE BY INTERNET
------------------------------                     -----------------------------

Your Internet vote is quick, confidential and your vote is immediately submitted. Just follow these easy steps.
1.   Read the accompanying Proxy Statement.
2. Visit our Internet voting Site at http://www.eproxyvote.com/ist-nowcm/ and follow the instructions on the screen
3. When prompted for your Voter Control Number, enter the number printed just above your name on the front of the proxy card.
Please note that all votes cast by Internet must be submitted prior to midnight Central Time, April 22, 2001. Your Internet vote authorizes the named parties to vote your shares to the same extent as if you marked, signed, dated and returned the proxy card.
This is a "secured" web page site. Your software and/or Internet provider must be "enabled" to access this site. Please call your software or Internet provider for further information.

     If you Vote By INTERNET, Please Do Not Return Your Proxy Card By Mail.

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                             NORWOOD FINANCIAL CORP.
                         ANNUAL MEETING OF STOCKHOLDERS
                                 April 24, 2001
--------------------------------------------------------------------------------

      The undersigned hereby appoints the official proxy committee of the Board of Directors of the Norwood Financial Corp. (the "Corporation") with full powers of substitution to act, as attorneys and proxies for the undersigned, to vote all shares of common stock of the Corporation that the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Meeting"), to be held at the administrative office of Wayne Bank, 717 Main Street, Honesdale, Pennsylvania 18431, on Tuesday, April 24, 2001, at 11:00 a.m., eastern time and at any and all adjournments thereof, as follows:

                                                         FOR         WITHHELD
                                                        -----        --------

1.        The election as director of all nominees
          listed below:                                  |_|            |_|

          Russell L. Ridd
          Harold A. Shook
          Richard L. Snyder

INSTRUCTIONS:  To  withhold  your vote for any  individual  nominee,  insert the
------------   nominee's name on the line provided below.


          ------------------------------------

In their discretion, such attorneys and proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournments thereof.

         The Board of Directors recommends a vote "FOR" the above listed proposition.

--------------------------------------------------------------------------------
THIS SIGNED PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS SIGNED PROXY WILL BE VOTED FOR THE PROPOSITION STATED. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.
--------------------------------------------------------------------------------

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

                Please complete, date, sign and mail the detached
              proxy card in the enclosed postage-prepaid envelope.


--------------------------------------------------------------------------------
                                  PROXY VOTING

   You can vote in one of three ways: 1) By mail, 2) By Phone, 3) By Internet.
              See the reverse side of this sheet for instructions.
     IF YOU ARE NOT VOTING BY TELEPHONE OR BY INTERNET, COMPLETE BOTH SIDES
                ---
             OF THIS PROXY AND RETURN IN THE ENCLOSED ENVELOPE TO:

                           Illinois Stock Transfer Co.
                      209 West Jackson Boulevard, Suite 903
                             Chicago, Illinois 60605
--------------------------------------------------------------------------------

         Should the undersigned be present and elects to vote at the Meeting, or at any adjournment thereof, and after notification to the Secretary of the Corporation at the Meeting of the stockholder's decision to terminate this proxy, the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. The undersigned may also revoke this proxy by filing a subsequently dated proxy or by written notification to the Secretary of the Corporation of his or her decision to terminate this proxy.

         The undersigned acknowledges receipt from the Corporation, prior to the execution of this proxy, of Notice of the Meeting, a proxy statement dated March 22, 2001 and an Annual Report to Stockholders.


                                          --------------------------------------
                                                        NORWOOD
                                                     ---------------
                                                     Financial Corp.

                                          If you plan to personally attend the
Signature: ___________________________    Annual Meeting of Stockholders, please
                                          check the box below and list names of
                                          attendees on reverse side.

                                          Return this stub in the enclosed
                                          envelope with your completed proxy
Signature: ___________________________    card.

                                          I/We do plan to attend          [_]
Date: ________________________________    the 2001 meeting.
                                          --------------------------------------


Please sign exactly as your name appears on the enclosed card. When signing as attorney, executor, administrator, trustee, or guardian, please give your full title. If shares are held jointly, each holder should sign.